UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule14a-12

Presidio Property Trust, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	No fee on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

IMPORTANT REMINDER:  PLEASE VOTE TODAY

May 30, 2019

Dear Stockholder:

Please be advised that a quorum was not present at the 2019 Annual Meeting of Stockholders of Presidio Property Trust, Inc. convened on May 23, 2019. Although approximately 90% of the votes that have been received have been cast in favor of Proposal 1 and Proposal 2, almost 80% in favor of Proposal 3, and a majority in favor of a 3 year frequency for “Say on Pay” of Proposal 4, without a quorum, we were unable to take action at the Annual Meeting as originally scheduled.

Consequently, at the May 23, 2019 meeting, the proxy holder(s) voted on and approved a proposal to adjourn the Annual Meeting and reschedule it to July 24, 2019 at 8:30 a.m. (PDT), in order to provide stockholders who had not voted with additional time to vote or submit their proxy card. Please be mindful that rescheduling the Annual Meeting requires that we spend additional funds to notify our stockholders that we lacked quorum at the Annual Meeting and to urge stockholders to vote.  Accordingly, it is imperative that we receive your vote via the Internet, telephone or proxy card to avoid the time and expense of printing and mailing of additional notices.

Our records indicate that your vote has not been received.  Regardless of how many shares you own, your vote is extremely important.  Your shares cannot be voted unless you give us your specific instructions. We ask that you please take a moment to authorize a proxy to vote today by following the telephone instructions at 1-866-249-5360 or the Internet instructions at www.proxypush.com/PRESIDIOPT, which are also referenced on the enclosed proxy card.  Alternatively, you may cast your vote by signing and returning the proxy card in the enclosed business reply envelope.

A copy of the Notice of Annual Meeting is enclosed with this letter in accordance with Maryland law. If you have any questions, please feel free to contact us at 1-866-781-7721.

Sincerely,

Jack K. Heilbron

President and Chief Executive Officer

Chairman of the Board

PLEASE VOTE TODAY!

May 30, 2019

Dear Stockholder:

Thank you for voting or authorizing a proxy to vote your shares at the 2019 Annual Meeting of Stockholders of Presidio Property Trust, Inc. (“Presidio”) convened on May 23, 2019.  Please be advised that a quorum was not present at the Annual Meeting.  Although approximately 90% of the votes that have been received have been cast in favor of Proposal 1 and Proposal 2, almost 80% in favor of Proposal 3, and a majority in favor of a 3 year frequency for “Say on Pay” of Proposal 4, without a quorum, we were unable to take action at the Annual Meeting as originally scheduled.

Consequently, at the May 23, 2019 meeting, the proxy holder(s) voted on and approved a proposal to adjourn the Annual Meeting and reschedule it to July 24, 2019 at 8:30 a.m. (PDT), in order to provide stockholders who had not voted with additional time to vote.  As you may recognize, rescheduling the Annual Meeting requires that we spend additional funds to notify our stockholders that we lacked quorum at the Annual Meeting and to urge stockholders to vote.

SINCE OUR RECORDS REFLECT THAT YOU HAVE ALREADY VOTED, THERE IS NOTHING ELSE FOR YOU TO DO IN ADVANCE OF THE JULY 24, 2019 ANNUAL MEETING. However, please note that a previously submitted proxy may be revoked at any time before it is voted at the Annual Meeting by (i) delivering a proxy revocation or other duly executed proxy bearing a later date to the Corporate Secretary of Presidio, (ii) by attending the Annual Meeting and voting in person, or (iii) by authorizing a proxy to vote via the Internet at www.proxypush.com/PRESIDIOPT or by telephone at 1-866-249-5360 as instructed on the enclosed proxy card.  Alternatively, you may cast your vote by completing and mailing the proxy card in the enclosed business reply envelope.  If more than one vote is received from you, only the one bearing the latest date will be counted.

We want to thank you again for voting and for your continued investment in Presidio. A copy of the Notice of Annual Meeting is enclosed with this letter in accordance with Maryland law.  If you have any questions, please feel free to contact us at 1-866-781-7721.

Sincerely,

Jack K. Heilbron

President and Chief Executive Officer

Chairman of the Board

Presidio Property Trust, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on July 24, 2019 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.To view the proxy statement and annual report, go to www.proxydocs.com/PRESIDIOPT. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual Meeting and need YOUR participation. If you want to receive a paper or electronic copy of the proxy materials, you must request one.There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before July 15, 2019. For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/PRESIDIOPT Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/PRESIDIOPT TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com You must use the 12 digit control number located in the shaded gray box below. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES Presidio Property Trust, Inc. Notice of Annual Meeting Date: Wednesday, July 24, 2019 Time: 8:30 a.m., Pacific Time Place: 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following: 1. Election of Directors Nominees 01 William H. Allen 03 Shirley Y. Bullard 05 Kenneth W. Elsberry 07 Sumner J. Rollings 02 David T. Bruen 04 Larry G. Dubose 06 Jack K. Heilbron 08 Thomas E. Schwartz The Board of Directors recommends that you vote “FOR” proposals 2 and 3. 2. Ratification of the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. 3. Non-binding, advisory vote to approve the compensation of our named executive officers. The Board of Directors recommends that you vote 3 YEARS on the following proposal: 4. Non-binding, advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.

PRESIDIO
Property Trust

ANNUAL MEETING OF PRESIDIO PROPERTY TRUST, INC.

Date: July 24, 2019
Time: 8:30 A.M., Pacific Time
Place: 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123

Please make your marks like this: ☒ **Use dark black pencil or pen only**

The Board of Directors Recommends a Vote **FOR** proposals 1, 2 and 3.

1: Election of Directors	For	Withhold	Directors Recommend ↓
01 William H. Allen	☐	☐	For
02 David T. Bruen	☐	☐	For
03 Shirley Y. Bullard	☐	☐	For
04 Larry G. Dubose	☐	☐	For
05 Kenneth W. Elsberry	☐	☐	For
06 Jack K. Heilbron	☐	☐	For
07 Sumner J. Rollings	☐	☐	For
08 Thomas E. Schwartz	☐	☐	For

	For	Against	Abstain	
2: Ratification of the appointment of Squar Milner LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2019.	☐	☐	☐	For
3: Non-binding, advisory vote to approve the compensation of our named executive officers.	☐	☐	☐	For

The Board of Directors recommends a vote of 3 YEARS for the following proposal:

	1 YEAR	2YEARS	3YEARS	ABSTAIN
4: Non-binding, advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

____________________ Please Sign Here

____________________ Please Date Above

____________________ Please Sign Here

____________________ Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. →

PRESIDIO
Property Trust

Annual Meeting of Presidio Property Trust, Inc. to be held on Wednesday, July 24, 2019 for Holders as of March 25, 2019

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/PRESIDIOPT
- Cast your vote online.
- View Investor Materials and Voting.

OR

TELEPHONE

Call
866-249-5360
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL
- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Jack K. Heilbron and Ann T. Nguyen, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Presidio Property Trust, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND FOR 3 YEARS ON PROPOSAL 4.

PROXY TABULATOR FOR

PRESIDIO PROPERTY TRUST, INC.
P.O. BOX 8016
CARY, NC 27512-9903

Please separate carefully at the perforation and return just this portion in the envelope provided. Proxy — Presidio Property Trust, inc. Annual Meeting of stockholders July 24, 2019 at 8:30 a.m., Pacific Time This Proxy is solicited on Behalf of the Board of directors The undersigned appoints Jack K. Heilbron and Ann T. Nguyen (the “Named Proxies”) and each or either of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Presidio Property Trust, Inc., a Maryland corporation (the “Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate office at 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123, on Wednesday, July 24, 2019 at 8:30 a.m., Pacific Time, and all adjournments thereof. The purpose of the Annual Meeting is to take action on the following items of business: 1. Proposal 1; 2. Proposal 2; 3. Proposal 3; 4. Proposal 4; and 5. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The 8 directors nominated for re-election are: William H. Allen, David T. Bruen, Shirley Y. Bullard, Larry G. Dubose, Kenneth W. Elsberry, Jack K. Heilbron, Sumner J. Rollings, and Thomas E. Schwartz. The Board of Directors of the Company recommends a vote “FOR” all nominees for director, “FOR” proposals 2 and 3, and for 3 YEARS on proposal 4. This proxy, when properly executed, will be voted in the manner directed herein. if no direction is made, this proxy will be voted “FOR” all nominees for director, “FOR” proposals 2 and 3, and for 3 YEARS on proposal 4. in their discretion, the named Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE side), but you need not mark any box if you wish to vote in accordance with the Board of directors’ recommendations.The named Proxies cannot vote your shares unless you sign and return this card. To attend the meeting and vote your shares in person, please mark this box.